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                         SUPPLEMENT DATED AUGUST 7, 2003

                                       TO

                         PROSPECTUSES DATED JULY 7, 2003

                           ___________________________

     This Supplement is intended to be distributed with certain prospectuses dated July 7, 2003 for flexible premium variable universal life survivorship insurance policies issued by John Hancock Life Insurance Company. The applicable prospectuses offer the ProFunds investment options and are entitled "Variable Estate Protection Edge".

1. On page 25 of the Prospectus, delete the paragraph entitled "Sales expenses and related charges" and substitute the following:

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

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